UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
September 16, 2009

Date of Report (Date of earliest event reported)
BOTTLING GROUP, LLC.

(Exact name of registrant as specified in its charter)
Delaware

(State or Other Jurisdiction of Incorporation)

333-80361-01 (Commission File Number)	13-4042452 (IRS Employer Identification No.)
One Pepsi Way, Somers, NY 10589

(Address of Principal Executive Offices) (Zip Code)
(914) 767-6000

(Registrant’s telephone number, including area code)
N/A

(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
As previously disclosed, Bottling Group, LLC (the “Company”) adopted the accounting provisions of Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statements, an Amendment of ARB 51 (“SFAS 160”), which addresses the accounting and reporting framework for noncontrolling interests by a parent company. SFAS 160 also addresses disclosure requirements to distinguish between interests of the parent and interests of the noncontrolling owners of a subsidiary. SFAS 160 became effective in the first quarter of 2009.
The provisions of SFAS 160 require that minority interest be renamed noncontrolling interests and that a company present a consolidated net income measure that includes the amount attributable to such noncontrolling interests for all periods presented. In addition, SFAS 160 requires reporting noncontrolling interests as a component of equity in our Consolidated Balance Sheets and below income tax expense in our Consolidated Statements of Operations. As required by SFAS 160, we retrospectively applied the presentation to our prior year balances in our Consolidated Financial Statements in our Form 10-Q for each of the first and second quarters of 2009.
Based upon the effective date of SFAS 160, the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 27, 2008 (the “2008 Form 10-K”), as filed with the Securities and Exchange Commission (“SEC”) on February 20, 2009, did not reflect the adoption of SFAS 160. This Current Report on Form 8-K is being filed to reflect the retrospective presentation in accordance with SFAS 160 that was not yet effective for the financial statements originally filed with the Company’s 2008 Form 10-K.
Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated by reference herein, updates the following sections of the Company’s 2008 Form 10-K to give effect to the foregoing:
•	Item 6:	Selected Financial Data

•	Item 7:	Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Item 8:	Financial Statements and Supplementary Data (included in Item 7. Management’s Financial Review — Financial Statements)

• Notes to Consolidated Financial Statements

• Report of Independent Registered Public Accounting Firm

•	Item 11:	Executive Compensation

•	Item 15:	Exhibits and Financial Statement Schedules
In addition, the information included in Note 20 — Subsequent Events has been revised to reflect PBG’s acceptance of the unsolicited offer and the definitive merger agreement with PepsiCo, Inc. (“PepsiCo”), under which PepsiCo will acquire all outstanding shares of PBG stock it does not already own.
Exhibit 12, which is incorporated by reference herein, sets forth a revised Computation of Ratio of Earnings to Fixed Charges to give effect to the foregoing.
Exhibit 99.2, which is incorporated by reference herein, sets forth revisions to The Pepsi Bottling Group, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 27, 2008, as filed with the SEC on February 20, 2009, to give effect to the foregoing.
Exhibit 99.3, which is incorporated by reference herein, sets forth revisions to PepsiCo’s financial statements and notes thereto included in PepsiCo, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 27, 2008, as filed with the SEC on February 19, 2009, to give effect to the foregoing. The financial information included in Exhibit 99.3 was prepared by management of PepsiCo and was subject to PepsiCo’s internal control over financial reporting. The Company did not have any responsibility for the preparation of, and has not independently reviewed this financial information and it was not subject to the Company’s financial controls or procedures. This financial information should be viewed accordingly.

All other information in the 2008 Form 10-K remains unchanged, in all material respects, and has not been updated for events or developments that occurred subsequent to the filing of the 2008 Form 10-K with the SEC.
The information in this Current Report on Form 8-K, including the information in Exhibits 12, 99.1, 99.2 and 99.3 hereto and incorporated by reference herein, should be read together with the Company’s reports on Form 10-Q for the quarters ended March 21, 2009 and June 13, 2009 and the Company’s reports on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits:

Exhibit Number	Description

12	Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Deloitte & Touche LLP

23.2	Consent of Deloitte & Touche LLP

23.3	Consent of KPMG, LLP

99.1	Part II, “Item 6 — Selected Financial Data;” Part II, “Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations;” Part II, “Item 8 — Financial Statements and Supplementary Data;” Notes to Consolidated Financial Statements; and the Report of Independent Registered Public Accounting Firm; Part III, “Item 11 — Executive Compensation;” Part IV, “Item 15: Exhibits and Financial Statement Schedules” to the Company’s Annual Report on Form 10-K for the fiscal year ended December 27, 2008

99.2	Part II, “Item 6 — Selected Financial Data;” Part II, “Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations;” Part II, “Item 8 — Financial Statements and Supplementary Data;” Notes to Consolidated Financial Statements; and the Report of Independent Registered Public Accounting Firm; Part IV, “Item 15: Exhibits and Financial Statement Schedules” to The Pepsi Bottling Group, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 27, 2008, which are incorporated by reference to The Pepsi Bottling Group, Inc.’s Current Report on Form 8-K filed with the SEC on September 16, 2009

99.3	PepsiCo, Inc.’s consolidated financial statements, notes thereto and the Report of Independent Registered Public Accounting Firm included in Exhibit 99.1 of PepsiCo’s Current Report on Form 8-K filed with the SEC on August 27, 2009, which are incorporated herein by reference to PepsiCo, Inc.’s Current Report on Form 8-K filed with the SEC on August 27, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOTTLING GROUP, LLC (Registrant)
Date: September 16, 2009	By:	/s/ David Yawman
(Signature)
David Yawman Managing Director-Delegatee